                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2000
                                                 -----------------
                            GEORGIA GULF CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                      1-9753              58-1563799
    ---------------------------        ------------         -------------------
   (State or Other Jurisdiction        (Commission)          (IRS Employer
      of Incorporation)                File Number)         Identification No.)

400 Perimeter Center Terrace, Suite 595, Atlanta, Georgia         30346
------------------------------------------------------------   --------------
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code  (770) 395-4500
                                                   ----------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

               On December 5, 2000, the Board of Directors of Georgia Gulf Corporation (the "Company") approved an Amended and Restated Rights Agreement, dated as of December 5, 2000 (the "Amended and Restated Rights Agreement"), between the Company and EquiServe Trust Company, N.A. (the "Rights Agent"). The Amended and Restated Rights Agreement changed the purchase price of the rights to $90.00 and made other technical amendments. The Rights will expire on April 27, 2010.

               The foregoing description of the Amended and Restated Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, a copy of which is incorporated herein by reference. Copies of the Amended and Restated Rights Agreement are available free of charge from the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:  None

        (b)PRO FORMA FINANCIAL INFORMATION:  None

        (c)EXHIBITS:

  EXHIBIT
  NUMBER        EXHIBIT
  -------       -------
   4.1          Amended and Restated Rights Agreement, dated as of December 5,
                2000, between the Company and EquiServe Trust Company, N.A.
                (incorporated by reference to the Registration Statement on Form
                8-A filed with the Commission on December 13, 2000).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GEORGIA GULF CORPORATION

                                    By: /s/ Joel I. Beerman
                                       -----------------------------------------
                                       Name:  Joel I. Beerman
                                       Title:  Vice President & General Counsel


Date:   December 13, 2000

                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER          EXHIBIT
      -------         -------
        4.1           Amended and Restated Rights Agreement, dated as of December 5,
                      2000, between the Company and EquiServe Trust Company, N.A.
                      (incorporated by reference to the Registration Statement on Form 8-A filed with the Commission on December 13, 2000).




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